SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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Variable Insurance Products Fund IV

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund IV

Dear Shareholder:

A special meeting of shareholders of the Fidelity® funds mentioned above will be held on December 8, 2017. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Brian B. Hogan

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	For shareholders of certain funds, to eliminate a fundamental investment policy.

3.	For shareholders of certain funds, to modify the fund’s fundamental concentration policy.

4.	For shareholders of VIP Financial Services Portfolio, to change the fund from a diversified fund to a non-diversified fund.

1. To elect a Board of Trustees.

What is the purpose of this proposal?

The purpose of this proposal is to elect a Board of Trustees that would combine oversight of Fidelity’s sector funds with Fidelity’s broader equity and high income funds under a single Board of Trustees.

Why did the Fidelity Sector Portfolios Board of Trustees and the Fidelity Equity and High Income Fund Board of Trustees decide to reorganize as a single Board of Trustees?

Fidelity’s fund business and the broader fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity’s Sector Portfolios, together with the Trustees of Fidelity’s Equity and High Income Funds, have been considering ways to structure oversight in a manner that ensures Fidelity’s fund shareholders will continue to be well served by Trustees in the years ahead. Combining the separate Boards will provide an opportunity for the funds to realize savings. Additionally, incorporating members of Fidelity’s Equity and High Income Board will add to the Fidelity Sector Portfolios Board’s breadth and depth of expertise and provide the funds with a succession plan that includes Trustees with significant experience overseeing a broad range of Fidelity® funds.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a fund. The proxy statement describes the composition of the trust’s board, including those trustees who are “interested” and those who are “independent.” Trustees are determined to be “Interested” by virtue of, among other things, their affiliation with the funds, Fidelity SelectCo, LLC (“SelectCo”), or various other entities under common control with SelectCo. Interested Trustees are compensated by SelectCo. Independent Trustees have no affiliation with SelectCo and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2. For shareholders of certain funds, to eliminate a fundamental investment policy.

Why am I being asked to approve the elimination of a fundamental investment policy for certain funds?

Each fund voting on Proposal 2 is designed to offer targeted exposure to the stocks of companies in specific segments of the economy, including sectors, industry groups, industries and sub-industries. Each such fund has approved a fundamental policy (meaning one that cannot be changed without shareholder approval) of investing primarily in companies engaged in specified activities that are suggested by its name. Because each fund’s fundamental “invest primarily” policy can only be changed with shareholder approval, it is difficult and costly for the fund to update its investment policies in connection with changes to the market segment to which it offers exposure. These expenses are typically borne by shareholders. As a result, each fund is proposing to eliminate its “invest primarily” policy. By eliminating this policy, each fund will be able to react in a timely and cost-effective manner to updates to its particular market segment that may create disconnects between the fund’s investment policies and the industry groups, industries and sub-industries in which it may invest.

In the future, in accordance with Securities and Exchange Commission rules, Board approval and 60 days’ prior notice to shareholders would be required before any modifications to the fund’s separate policy to invest at least 80% of its assets in the particular type of investment, or investments in the particular industry or industries, suggested by the fund’s name could be made.

How will the elimination of the fundamental investment policy impact the day-to-day management of the funds?

There is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders.

3. For shareholders of certain funds, to modify the fund’s fundamental concentration policy.

Why am I being asked to approve the modification of the fundamental concentration policy for certain funds?

Each fund voting on Proposal 3 has a fundamental concentration policy that refers generically to the fund’s investment strategy, while the concentration policies for the other Fidelity sector funds cite specific industries. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the concentration policies to standardize the approach with that used by the other Fidelity sector funds.

How will the modification of the fundamental concentration policy impact the day-to-day management of the funds?

The proposed concentration policies would simply describe more explicitly how the funds already invest. There is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders.

4. For shareholders of VIP Financial Services Portfolio, to change the fund from a diversified fund to a non-diversified fund.

Why am I being asked to approve the change from a diversified fund to a non-diversified fund?

VIP Financial Services Portfolio has a fundamental policy requiring the fund to operate as a diversified fund. Shareholder approval of this proposal would allow the fund to return to operating as a non-diversified fund, giving the fund greater investment flexibility and the ability to focus its investments more heavily in securities of fewer issuers. The vast majority of Fidelity’s sector funds and ETFs are non-diversified. The main purpose of this flexibility is to allow the fund to take over 5% positions that in the aggregate exceed 25% of fund assets. Making this change may provide opportunities to enhance performance. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, the proposed change to the fund’s diversification policy.

How will the change from a diversified fund to a non-diversified fund impact the day-to-day management of VIP Financial Services Portfolio?

While the proposed change to the fund’s diversification policy would provide more flexibility for the fund’s investment adviser, there are no current plans to change how the fund is presently managed.

General Questions on the Proxy

Has the funds’ Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is October 10, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card or voting instruction form?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

VIPIV17-PXL-1017 1.9870478.107

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on December 8, 2017

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at www.proxyvote.com/proxy

VARIABLE INSURANCE PRODUCTS FUND IV

245 Summer Street, Boston, Massachusetts 02210

1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on December 8, 2017, at 9:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For each fund except VIP Real Estate Portfolio, to eliminate a fundamental investment policy.

3.	For each of VIP Financial Services Portfolio, VIP Health Care Portfolio, and VIP Technology Portfolio, to modify the fund’s fundamental concentration policy.

4.	For VIP Financial Services Portfolio, to change the fund from a diversified fund to a non-diversified fund.

The Board of Trustees has fixed the close of business on October 10, 2017, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT

Secretary

October 10, 2017

Your vote is important – please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owners arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any variable product owner who does not expect to attend the Meeting is urged to vote by indicating voting instructions on the enclosed proxy card or voting instruction form, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND IV

TO BE HELD ON DECEMBER 8, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on December 8, 2017 at 9:00 a.m. (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust. Appendix A contains a list of the funds in the trust (the funds).

The following table summarizes the proposals applicable to each fund:

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about October 10, 2017. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust.

The expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations, and the expenses associated with reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund, provided that the expenses do not exceed any existing expense caps. See Appendix B for current expense cap information. Expenses exceeding an expense cap will be paid by Fidelity SelectCo, LLC (SelectCo).

The principal business address of SelectCo, each fund’s manager, is 1225 17th Street, Denver, Colorado 80202-5541. The principal business address of FMR Co., Inc., sub-adviser to each fund, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (UK) Limited, located at 1 St. Martin’s Le Grand, London,

EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, are also sub-advisers to the funds.

If the enclosed proxy or voting instruction form is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See discussion below.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, and 4, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of July 31, 2017 are indicated in Appendix C.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix D.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on October 10, 2017 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on October 10, 2017, will be entitled to submit instructions to their company. For ease of reference, persons with a voting interest in a Variable Account may be referred to as “shareholders” in this Proxy Statement.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in the Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in the Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the trust voted in person or by proxy at the Meeting. Approval of Proposals 2, 3, and 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2, 3, and 4, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposals. With respect to Proposal 1, votes to ABSTAIN will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees that would combine oversight of your fund(s) with Fidelity’s broader equity and high income funds under a single Board of Trustees. You have received this proxy statement because you own one or more Fidelity sector fund(s) and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity’s fund business and the broader fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity’s Sector Portfolios, together with the Trustees of Fidelity’s Equity and High Income Funds, have been considering ways to structure oversight in a manner that ensures Fidelity’s fund shareholders will continue to be well served by Trustees in the years ahead. As a result of its considerations, the Trustees of Fidelity’s Sector Portfolios – with the support of Fidelity – have made a decision to combine oversight of their funds with Fidelity’s Equity and High Income Funds under a combined Board. The combined Board will oversee nearly all of Fidelity’s equity, sector and high income funds (279 funds with approximate assets of over $1.1 trillion as of August 1, 2017).

The Board’s decision was based on several factors. First, combining the separate Boards will provide an opportunity for the funds to realize savings. More specifically, the significant increase in assets will allow the existing fees and expenses of the Independent Trustees as well as certain other expenses (e.g., insurance premiums) to be spread over a larger asset base. Also, nominating current Equity and High Income Trustees allows the funds to avoid the time and expense typically associated with identifying independent trustee candidates and provides the funds with a succession plan that includes Trustees with significant experience overseeing a broad range of Fidelity® funds. Consolidating oversight of Fidelity’s diverse equity and high income products under a combined Board will also allow for the realization of greater efficiencies in the implementation, operation and oversight of Fidelity’s diverse and expanding equity and high income product line.

Additionally, incorporating members of Fidelity’s Equity and High Income Board will add to the Board’s breadth and depth of expertise. Currently, the Sector Portfolios Board oversees Fidelity’s sector and equity exchange-traded offerings and certain index funds only. The combined Board will incorporate members with a deep understanding of Fidelity’s numerous other equity disciplines. Combined, the Equity and High Income Trustee nominees have over 83 years’ experience overseeing these disciplines. The Trustees believe that all of Fidelity’s equity, sector and high income funds will benefit from the breadth and depth of knowledge as well as the experience of the Trustees of the combined Board.

Each proposed Trustee for the combined Board currently serves as Trustee on one of the current Boards. The 1940 Act requires that a shareholder meeting be held to elect Trustees. The funds will begin to operate under the combined Board on or about March 1, 2018, or, if later, immediately after the last election is held to elect Trustees in connection with this proposal for Fidelity’s Sector Portfolios. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the combined Board.

Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have currently fixed the number of Trustees at 11 to accommodate each of the nominees discussed below. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Garnett A. Smith and Michael E. Wiley are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed in 2013 and 2008, respectively. Donald F. Donahue is currently a member of the Advisory Board of the trust, to which he was appointed effective October 1, 2015. The trust’s Governance and Nominating Committee recommended Mr. Donahue.

James C. Curvey, Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Charles S. Morrison, Cornelia M. Small, and David M. Thomas are currently Trustees of Fidelity’s Equity and High Income Funds. Another executive officer of FMR LLC recommended Messrs. Curvey and Morrison. The trust’s Governance and Nominating Committee recommended Messrs. Dirks, Lacy, Lautenbach, Mauriello, and Thomas and Ms. Small.

As of September 1, 2017, Messrs. Smith and Wiley oversee 90 Fidelity® funds, including the funds in this proxy statement. As of September 1, 2017, Mr. Donahue oversees 7 Fidelity® funds as Trustee and is a member of the Advisory Board of 83 Fidelity® funds, including the funds in this proxy statement. If elected, Messrs. Smith, Wiley, and Donahue will oversee 90 Fidelity® funds (until such time as they are elected Trustee of Fidelity’s Equity and High Income Funds). As of September 1, 2017, Messrs. Curvey, Dirks, Lacy, Lautenbach, Mauriello, Morrison, and Thomas and Ms. Small oversee 190 Fidelity® funds as Trustee, which do not include the funds in this proxy statement, and if elected will oversee 280 Fidelity® funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.
+	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Chairman of the Independent Trustees (since 2013)

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of July 31, 2017, the Trustees and nominees for election as Trustees and the officers of the trust and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period January 1, 2016 through August 31, 2017, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust’s Board, which is currently composed of one Interested Trustee and three Independent Trustees, met five times during the funds’ most recent fiscal year ended December 31, 2016. Following the election, it is expected that the trust’s board will include two Interested Trustees and nine Independent Trustees and will meet at least four times a year at regularly scheduled meetings.

For more information about the current Trustees who are not nominees in this Proxy Statement, please see “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ current Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of July 31, 2017 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix F.

The Board of Trustees recommends

that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY

VIP Consumer Discretionary Portfolio, VIP Consumer Staples Portfolio, VIP Energy Portfolio, VIP Financial Services Portfolio, VIP Health Care Portfolio, VIP Industrials Portfolio, VIP Materials Portfolio, VIP Technology Portfolio, VIP Telecommunications Portfolio, and VIP Utilities Portfolio

The purpose of this proposal is to eliminate the fund’s fundamental investment policy to invest primarily in certain types of investments. Eliminating the fundamental investment policy will not affect how the funds are managed.

Each fund listed above is designed to offer targeted exposure to the stocks of companies in specific segments of the economy, including sectors, industry groups, industries and sub-industries. Companies within a particular segment of the economy are grouped together based on their type of business. These segments are maintained by independent third-party research firms and are periodically updated to ensure the classification structure continues to represent the global equity markets.

Under Securities and Exchange Commission (SEC) rules, each fund is required to have a policy to invest, under normal circumstances, at least 80% of its assets in the particular type of investments, or in investments in the particular industry or industries, suggested by its name (this type of investment policy is commonly referred to as a

“name test policy”). Each fund’s name test policy can only be changed with approval of the fund’s Board and 60 days’ prior notice to shareholders. Separately, each fund has also approved a policy of investing primarily in companies engaged in specified activities that are suggested by its name. Each fund’s “invest primarily” policy is fundamental, which means that it can only be changed after approval by the fund’s shareholders. Each fund’s fundamental “invest primarily” policy is set forth in Appendix G.

Because each fund’s fundamental “invest primarily” policy can only be changed with shareholder approval, it is difficult for the fund to update its investment policies in response to changes to the market segment to which it offers exposure. As a result, each fund is proposing to eliminate its “invest primarily” policy. By eliminating this policy, each fund will be able to react in a timely and cost-effective manner to updates to its particular market segment that may create disconnects between the fund’s investment policies and the industry groups, industries and sub-industries in which it may invest. To the extent that changes to a market segment require a fund to modify its name test policy, shareholders will receive 60 days’ prior notice before any change is implemented. There is no present intention to change the way in which any fund is currently managed if the proposal is approved. Elimination of the “invest primarily” policy would bring the funds’ name test policies in line with those of all other Fidelity funds.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the elimination of the fundamental “invest primarily” policy is approved by shareholders, the change will take effect on January 1, 2018, or on the first day of the month following shareholder approval if the meeting is adjourned. If Proposal 2 is not approved by a fund’s shareholders, the “invest primarily” policy will remain a fundamental policy for that fund. For funds voting on one or more of Proposals 2, 3, and 4, no proposal is contingent on one another, meaning that a proposal will be implemented if approved by a fund’s shareholders, even if that fund’s shareholders have not also approved the other proposal(s).

PROPOSAL 3

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY

VIP Financial Services Portfolio, VIP Health Care Portfolio, and VIP Technology Portfolio

The purpose of this proposal is to modify the industry concentration policy for each fund listed above to standardize the concentration policies for the Fidelity sector funds. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

Each fund listed above has a fundamental concentration policy that refers generically to the fund’s investment strategy, while the concentration policies for the other Fidelity sector funds cite specific industries. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the applicable funds’ concentration policies to standardize the approach with that used by the other Fidelity sector funds.

As described above in Proposal 2, each fund is designed to offer targeted exposure to stocks of companies in specific sector, industry, or sub-industry groups. By modifying the concentration policy as proposed, each fund’s concentration policy will specifically cite the fund’s name while providing flexibility in determining whether an issuer is principally engaged in activities related to the named industry.

The proposed concentration policies would simply describe more explicitly how the funds already invest. There is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders.

The proposed changes to each fund’s concentration policy are set forth in the chart below (new language is bold and deleted language is [bracketed]). Each fund’s concentration policy would continue to be subject to the “look through” and other interpretive disclosure included in the fund’s current statement of additional information.

VIP Financial Services Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] financial services industries.
VIP Health Care Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] health care industries.
VIP Technology Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] technology industries.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if Proposal 3 is approved by shareholders, the proposed change will take effect on January 1, 2018, or on the first day of the month following shareholder approval if the meeting is adjourned. If the modification to the fundamental concentration policy is not approved by a fund’s shareholders, the existing concentration policy will remain in effect for that fund. For funds voting on one or more of Proposals 2, 3, and 4, no proposal is contingent on one another, meaning that a proposal will be implemented if approved by a fund’s shareholders, even if that fund’s shareholders have not also approved the other proposal(s).

PROPOSAL 4

TO CHANGE THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

VIP Financial Services Portfolio

The purpose of this proposal is to eliminate the fund’s fundamental policy concerning diversification so that the fund would be allowed to return to operating as a “non-diversified” fund. If shareholders approve this proposal, the fund would be able to focus its investments more heavily in securities of fewer issuers. When the fund was initially launched, it was classified as “non-diversified.” Subsequent to launch, the fund automatically re-classified as “diversified” by operation of law.

Generally, diversification reduces risk and non-diversification increases risk. You are being asked to change the fund from diversified to non-diversified, or to make it potentially a riskier fund.

This proposal is intended to empower SelectCo to decide to allocate risk in relation to expected return with the freedom to invest larger portions of the fund’s portfolio in a single issuer. Though it is an unlikely scenario, in theory SelectCo could potentially invest up to 25% of the fund’s assets in two issuers.

The main purpose of this flexibility is to allow the fund to take over 5% positions that in the aggregate exceed 25% of fund assets. SelectCo believes that this increased investment flexibility may provide opportunities to enhance the fund’s performance. Of course, if SelectCo invests a significant percentage of the fund’s assets in a single issuer, the fund’s performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of diversified funds. Investing a larger percentage of the fund’s assets in a single issuer’s securities increases the fund’s exposure to credit and other risks associated with that issuer’s financial condition and business operations. SelectCo will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

The fund currently is “diversified,” as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any one issuer. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The principal difference between a diversified fund and a non-diversified fund is that a non-diversified fund may invest over 5% of its assets in a greater number of issuers.

The fund’s current fundamental diversification limitation is as follows:

“The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.”

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation.

If shareholders approve this proposal, SelectCo may operate the fund as non-diversified or it may not. SelectCo will reserve the freedom of action to operate the fund as non-diversified only if and when SelectCo believes it would be in shareholders’ best interests to do so, provided that if SelectCo does not operate the fund as non-diversified within three years of shareholder approval, 1940 Act rules will require SelectCo to again seek shareholder approval to reserve the freedom of action to operate the fund as non-diversified.

If shareholders approve this proposal, the Trustees, including all of the Independent Trustees, intend to adopt the following non-fundamental limitation concerning diversification:

“In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.”

Under Subchapter M (the tax code), the fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions. The tax code requirements are generally applied at the end of each quarter of the fund’s taxable year.

The proposal would, as a legal matter, also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. SelectCo does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the number of over 10% positions.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If Proposal 4 is approved by shareholders, the proposed change will take effect on January 1, 2018, or on the first day of the month following shareholder approval if the meeting is adjourned. Proposals 2, 3, and 4 are not contingent on one another, meaning that a proposal will be implemented if approved by the fund’s shareholders, even if the fund’s shareholders have not also approved the other proposals.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Brian B. Hogan, David A. Rosow, Garnett A. Smith and Michael E. Wiley are currently Trustees of the trust. Donald F. Donahue and Carol B. Tomé are currently members of the Advisory Board of the trust. The officers of the funds include: Elizabeth Paige Baumann, Marc R. Bryant, William C. Coffey, Jonathan Davis, Adrien E. Deberghes, Joseph DeSantis, Stephanie J. Dorsey, Howard J. Galligan III, James D. Gryglewicz, Mr. Hogan, Colm A. Hogan, Chris Maher, Rieco E. Mello, Anthony R. Rochte, Stacie M. Smith, Marc L. Spector, and Renee Stagnone. Additional information about Messrs. Smith, Wiley, and Donahue can be found in Proposal 1. Additional information about Messrs. Hogan and Rosow, Ms. Tomé, and the officers of the funds can be found in the following table.

Interested Trustee*:

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees (since 2014)

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.
+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustee:

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity funds (2012-2013).

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except for Mr. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors’ North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board currently oversees Fidelity’s sector portfolios and is proposed to be combined with the Board that oversees Fidelity’s equity and high income funds. Another Board oversees Fidelity’s investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), SelectCo’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and SelectCo and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and SelectCo and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with SelectCo, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by SelectCo. During the fiscal year ended December 31, 2016, the committee held nine meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with SelectCo, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with SelectCo, the funds’ outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2016, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the SelectCo Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the SelectCo Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the SelectCo Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the SelectCo Fair Value Committee and Fidelity Service Company, Inc. During the fiscal year ended December 31, 2016, the committee held four meetings.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of SelectCo and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds;

(viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1. During the fiscal year ended December 31, 2016, the committee held five meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm audits annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to SelectCo and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended December 31, 2016 and December 31, 2015, the fees billed by PwC for services rendered to each fund are shown in the table below.

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$40,000	$–	$2,600	$1,400
VIP Consumer Staples Portfolio	$40,000	$–	$2,600	$1,400
VIP Energy Portfolio	$40,000	$–	$3,400	$1,400
VIP Financial Services Portfolio	$41,000	$–	$2,800	$1,400
VIP Health Care Portfolio	$43,000	$–	$2,800	$1,500
VIP Industrials Portfolio	$40,000	$–	$2,600	$1,400
VIP Materials Portfolio	$40,000	$–	$2,600	$1,400
VIP Real Estate Portfolio	$49,000	$–	$3,700	$1,700
VIP Technology Portfolio	$45,000	$–	$2,600	$1,500
VIP Telecommunications Portfolio	$40,000	$–	$2,600	$1,400
VIP Utilities Portfolio	$39,000	$–	$3,400	$1,300

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$40,000	$–	$2,500	$1,500
VIP Consumer Staples Portfolio	$40,000	$–	$2,500	$1,500
VIP Energy Portfolio	$40,000	$–	$7,500	$1,600
VIP Financial Services Portfolio	$40,000	$–	$2,900	$1,500
VIP Health Care Portfolio	$42,000	$–	$2,500	$1,800
VIP Industrials Portfolio	$40,000	$–	$2,500	$1,500
VIP Materials Portfolio	$39,000	$–	$2,500	$1,500
VIP Real Estate Portfolio	$47,000	$–	$3,500	$1,600
VIP Technology Portfolio	$44,000	$–	$2,500	$1,600
VIP Telecommunications Portfolio	$39,000	$–	$2,500	$1,500
VIP Utilities Portfolio	$39,000	$–	$6,400	$1,500

A	Amounts may reflect rounding.

In each of the fiscal years ended December 31, 2016 and December 31, 2015, the fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$–
All Other Fees	$–	$–

A	Amounts may reflect rounding.

“Audit Fees” represent fees bills for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate non-audit fees billed by PwC for services rendered to each fund and any Fund Service Provider are shown in the table below.

	December 31, 2016A	December 31, 2015A
PwC	$8,265,000	$5,700,000

A	Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust’s Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of client services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

SECTOR PORTFOLIOS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed by Fidelity SelectCo, LLC (collectively with its affiliates, “Fidelity”) comprising the Sector Portfolios of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

B. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

(1) Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, shall be invited to attend meetings of the Committee.

(2) Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. If less than all ITs are members, following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(a) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence,

[1]	The Term “Funds” includes all of the Funds managed by Fidelity SelectCo, LLC.

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any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(b) The Chair shall serve as Chair of the Operations Committee.

(c) The Chair shall serve as the principal liaison between the Independent Trustees and the management of Fidelity.

(d) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(e) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(f) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(3) Meetings and Procedures of the Committee

(a) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(b) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(c) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(d) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(e) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

(4) Consultants; Investigations and Studies; Outside Advisers

Ex1-2

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

(5) Particular Actions of the Committee

The Committee will:

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(c) Monitor corporate governance matters and make recommendations to the Board.

(d) Make recommendations on the frequency and structure of Board of Trustees meetings.

(e) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(f) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(g) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(h) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(i) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(j) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

Ex1-3

(k) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(l) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(m) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(n) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(o) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/ director, to make such a recommendation at any time.

(6) Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

C. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

(1) Identification of Candidates

The Committee will:

(a) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

Ex1-4

(b) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(c) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(d) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(e) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

(2) Selection of the Chair, etc.

(a) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(b) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

Ex1-5

APPENDIX A

Funds

VIP Consumer Discretionary Portfolio

VIP Consumer Staples Portfolio

VIP Energy Portfolio

VIP Financial Services Portfolio

VIP Health Care Portfolio

VIP Industrials Portfolio

VIP Materials Portfolio

VIP Real Estate Portfolio

VIP Technology Portfolio

VIP Telecommunications Portfolio

VIP Utilities Portfolio

A-1

APPENDIX B

For each of the funds and classes below, each fund’s investment adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Current Expense Cap
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio: Initial Class	1.00%
VIP Consumer Discretionary Portfolio: Investor Class	1.08%
VIP Consumer Staples Portfolio: Initial Class	1.00%
VIP Consumer Staples Portfolio: Investor Class	1.08%
VIP Energy Portfolio: Initial Class	1.00%
VIP Energy Portfolio: Investor Class	1.08%
VIP Energy Portfolio: Service Class 2	1.25%
VIP Financial Services Portfolio: Initial Class	1.00%
VIP Financial Services Portfolio: Investor Class	1.08%
VIP Health Care Portfolio: Initial Class	1.00%
VIP Health Care Portfolio: Investor Class	1.08%
VIP Industrials Portfolio: Initial Class	1.00%
VIP Industrials Portfolio: Investor Class	1.08%
VIP Materials Portfolio: Initial Class	1.00%
VIP Materials Portfolio: Investor Class	1.08%
VIP Real Estate Portfolio: Initial Class	0.85%
VIP Real Estate Portfolio: Investor Class	0.93%
VIP Real Estate Portfolio: Service Class	0.95%
VIP Real Estate Portfolio: Service Class 2	1.10%
VIP Technology Portfolio: Initial Class	1.00%
VIP Technology Portfolio: Investor Class	1.08%
VIP Telecommunications Portfolio: Initial Class	1.00%
VIP Telecommunications Portfolio: Investor Class	1.08%
VIP Utilities Portfolio: Initial Class	1.00%
VIP Utilities Portfolio: Investor Class	1.08%

B-1

APPENDIX C

Information regarding the number of shares of each fund and class, as applicable, of the trust issued and outstanding is provided below.

Number of Shares Outstanding as of July 31, 2017
Fund
VIP Consumer Discretionary Portfolio: Initial Class	1,053,817
VIP Consumer Discretionary Portfolio: Investor Class	6,014,553
VIP Consumer Staples Portfolio: Initial Class	1,753,384
VIP Consumer Staples Portfolio: Investor Class	14,719,451
VIP Energy Portfolio: Initial Class	2,394,459
VIP Energy Portfolio: Investor Class	6,656,174
VIP Energy Portfolio: Service Class 2	6,587,287
VIP Financial Services Portfolio: Initial Class	2,836,267
VIP Financial Services Portfolio: Investor Class	11,928,045
VIP Health Care Portfolio: Initial Class	5,430,256
VIP Health Care Portfolio: Investor Class	23,521,790
VIP Industrials Portfolio: Initial Class	1,904,096
VIP Industrials Portfolio: Investor Class	7,493,136
VIP Materials Portfolio: Initial Class	1,066,338
VIP Materials Portfolio: Investor Class	4,277,170
VIP Real Estate Portfolio: Initial Class	5,448,379
VIP Real Estate Portfolio: Investor Class	10,440,216
VIP Real Estate Portfolio: Service Class	386,200
VIP Real Estate Portfolio: Service Class 2	6,323,263
VIP Technology Portfolio: Initial Class	8,068,244
VIP Technology Portfolio: Investor Class	27,040,760
VIP Telecommunications Portfolio: Initial Class	727,985
VIP Telecommunications Portfolio: Investor Class	3,603,868
VIP Utilities Portfolio: Initial Class	1,625,272
VIP Utilities Portfolio: Investor Class	6,612,000

C-1

APPENDIX D

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund or class on July 31, 2017 was as follows:

Class Name	Owner Name	City	State	Ownership %
VIP TECHNOLOGY PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	87.94%
VIP TECHNOLOGY PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	12.04%
VIP TECHNOLOGY PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.05%
VIP TECHNOLOGY PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.95%
VIP ENERGY PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.02%
VIP ENERGY PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	8.52%
VIP ENERGY PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	92.71%
VIP ENERGY PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.30%
VIP ENERGY PORTFOLIO – SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	86.78%
VIP ENERGY PORTFOLIO – SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.74%
VIP ENERGY PORTFOLIO – SERVICE CLASS 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	5.48%
VIP HEALTH CARE PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	90.48%
VIP HEALTH CARE PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	9.53%
VIP HEALTH CARE PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.89%
VIP HEALTH CARE PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.10%
VIP UTILITIES PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	92.10%
VIP UTILITIES PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	7.90%
VIP UTILITIES PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.30%
VIP UTILITIES PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.70%
VIP FINANCIAL SERVICES PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	89.38%
VIP FINANCIAL SERVICES PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	8.61%
VIP FINANCIAL SERVICES PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	90.33%

Class Name	Owner Name	City	State	Ownership %
VIP FINANCIAL SERVICES PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.67%
VIP INDUSTRIALS PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.83%
VIP INDUSTRIALS PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	8.20%
VIP INDUSTRIALS PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	88.75%
VIP INDUSTRIALS PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	11.25%
VIP CONSUMER DISCRETIONARY PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.37%
VIP CONSUMER DISCRETIONARY PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	8.62%
VIP CONSUMER DISCRETIONARY PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	89.31%
VIP CONSUMER DISCRETIONARY PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	10.69%
VIP REAL ESTATE PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	40.54%
VIP REAL ESTATE PORTFOLIO – INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	19.40%
VIP REAL ESTATE PORTFOLIO – INITIAL CLASS	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	18.12%
VIP REAL ESTATE PORTFOLIO – INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	12.79%
VIP REAL ESTATE PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	89.95%
VIP REAL ESTATE PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	10.05%
VIP REAL ESTATE PORTFOLIO – SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	99.81%
VIP REAL ESTATE PORTFOLIO – SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	50.92%
VIP REAL ESTATE PORTFOLIO – SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	18.87%
VIP REAL ESTATE PORTFOLIO – SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	12.13%
VIP REAL ESTATE PORTFOLIO – SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	9.29%
VIP CONSUMER STAPLES PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	92.82%
VIP CONSUMER STAPLES PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.22%

Class Name	Owner Name	City	State	Ownership %
VIP CONSUMER STAPLES PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.56%
VIP CONSUMER STAPLES PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.44%
VIP MATERIALS PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	93.16%
VIP MATERIALS PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	6.82%
VIP MATERIALS PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	89.92%
VIP MATERIALS PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	10.08%
VIP TELECOMMUNICATIONS PORTFOLIO – INITIAL CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	89.63%
VIP TELECOMMUNICATIONS PORTFOLIO – INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	10.31%
VIP TELECOMMUNICATIONS PORTFOLIO – INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INSURANCE	BOSTON	MA	91.44%
VIP TELECOMMUNICATIONS PORTFOLIO – INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.57%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX E

Information regarding nominee and Trustee ownership of fund shares as of July 31, 2017 is provided below.

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF July 31, 2017	James C. Curvey	Charles S. Morrison
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio	none	none
VIP Consumer Staples Portfolio	none	none
VIP Energy Portfolio	none	none
VIP Financial Services Portfolio	none	none
VIP Health Care Portfolio	none	none
VIP Industrials Portfolio	none	none
VIP Materials Portfolio	none	none
VIP Real Estate Portfolio	none	none
VIP Technology Portfolio	none	none
VIP Telecommunications Portfolio	none	none
VIP Utilities Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF July 31, 2017	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio	none	none	none	none	none
VIP Consumer Staples Portfolio	none	none	none	none	none
VIP Energy Portfolio	none	none	none	none	none
VIP Financial Services Portfolio	none	none	none	none	none
VIP Health Care Portfolio	none	none	none	none	none
VIP Industrials Portfolio	none	none	none	none	none
VIP Materials Portfolio	none	none	none	none	none
VIP Real Estate Portfolio	none	none	none	none	none
VIP Technology Portfolio	none	none	none	none	none
VIP Telecommunications Portfolio	none	none	none	none	none
VIP Utilities Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES AS OF July 31, 2017	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio	none	none	none	none
VIP Consumer Staples Portfolio	none	none	none	none
VIP Energy Portfolio	none	none	none	none
VIP Financial Services Portfolio	none	none	none	none
VIP Health Care Portfolio	none	none	none	none
VIP Industrials Portfolio	none	none	none	none
VIP Materials Portfolio	none	none	none	none
VIP Real Estate Portfolio	none	none	none	none
VIP Technology Portfolio	none	none	none	none
VIP Telecommunications Portfolio	none	none	none	none
VIP Utilities Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

DOLLAR RANGE OF FUND SHARES AS OF July 31, 2017	Brian B. Hogan
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio	none
VIP Consumer Staples Portfolio	none
VIP Energy Portfolio	none
VIP Financial Services Portfolio	none
VIP Health Care Portfolio	none
VIP Industrials Portfolio	none
VIP Materials Portfolio	none
VIP Real Estate Portfolio	none
VIP Technology Portfolio	none
VIP Telecommunications Portfolio	none
VIP Utilities Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

Independent Trustee

DOLLAR RANGE OF FUND SHARES AS OF July 31, 2017	David A. Rosow
VARIABLE INSURANCE PRODUCTS FUND IV
VIP Consumer Discretionary Portfolio	none
VIP Consumer Staples Portfolio	none
VIP Energy Portfolio	none
VIP Financial Services Portfolio	none
VIP Health Care Portfolio	none
VIP Industrials Portfolio	none
VIP Materials Portfolio	none
VIP Real Estate Portfolio	none
VIP Technology Portfolio	none
VIP Telecommunications Portfolio	none
VIP Utilities Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

APPENDIX F

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year ended December 31, 2016. Brian B. Hogan is an interested person and is compensated by Fidelity. Carol B. Tomé became a member of the Advisory Board of the trust effective January 1, 2017 and as such received no compensation from the funds or fund complex for the periods shown.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Michael E. Wiley
Variable Insurance Products Fund IV
VIP Consumer Discretionary Portfolio	$843	$863	$831	$938
VIP Consumer Staples Portfolio	$1,587	$1,632	$1,571	$1,773
VIP Energy Portfolio	$1,390	$1,429	$1,376	$1,553
VIP Financial Services Portfolio	$481	$493	$475	$536
VIP Health Care Portfolio	$4,239	$4,338	$4,177	$4,714
VIP Industrials Portfolio	$729	$748	$720	$813
VIP Materials Portfolio	$258	$265	$255	$287
VIP Real Estate Portfolio	$2,700	$2,770	$2,667	$3,010
VIP Technology Portfolio	$1,447	$1,484	$1,429	$1,613
VIP Telecommunications Portfolio	$300	$310	$298	$337
VIP Utilities Portfolio	$608	$626	$603	$681
TOTAL COMPENSATION FROM THE FUND COMPLEX[1]	$394,000	$404,000	$389,000	$439,000

[1]	Reflects compensation received for the calendar year ended December 31, 2016 for 82 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $239,069; Garnett A. Smith, $239,069; and Michael E. Wiley, $240,000.

F-1

APPENDIX G

The policies to be eliminated under Proposal 2 are provided below.

Fund	Policy to be Eliminated
VIP Consumer Discretionary Portfolio	VIP Consumer Discretionary Portfolio invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.
VIP Consumer Staples Portfolio	VIP Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.
VIP Energy Portfolio	VIP Energy Portfolio invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
VIP Financial Services Portfolio	VIP Financial Services Portfolio invests primarily in companies that provide financial services to consumers and industry.
VIP Health Care Portfolio	VIP Health Care Portfolio invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
VIP Industrials Portfolio	VIP Industrials Portfolio invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.
VIP Materials Portfolio	VIP Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.
VIP Technology Portfolio	VIP Technology Portfolio invests primarily in companies which SelectCo believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.
VIP Telecommunications Portfolio	VIP Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.
VIP Utilities Portfolio	VIP Utilities Portfolio invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.

G-1

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.9870479.103	VIPIV17-PXS-1017

Form of Proxy Card: Funds with Proposals 1 and 2 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2 and 3 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposal 1 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2, 3 and 4

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.

	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

4.	To change the fund from a diversified fund to a non-diversified fund.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:    What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:    When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:    How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:    I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on

“Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:    I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:    I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.